UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 2005

                      COMMODORE APPLIED TECHNOLOGIES, INC.
 ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




             DELAWARE                   1-11871                11-3312952
    ------------------------      -------------------   -----------------------
         (State or other              (Commission           (I.R.S. Employer
           jurisdiction               File Number)         Identification No.)
        of incorporation)

150 East 58th Street, Suite 3238                                  10155
New York, New York
---------------------------------------                    ------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                November 28, 2005



ITEM 7.01  REGULATION FD DISCLOSURE

8-K Filing Regarding the Recording of an Embedded Derivative Liability

         On November 23, 2005, Commodore Applied Technologies, Inc. (the "Company") issued its restated June 30, 2005 2nd Quarter earnings on form 10Q/A. The purpose of this Amendment No. 1 to the Quarterly Report on Form 10-Q/A is to restate the Company's consolidated condensed financial statements for the three and six months ended June 30, 2005 (the "Financial Statements") and to modify the related disclosures. Please see Note B and H to the Financial Statements included in the amended Form 10-Q.

         The restatement arose from the Company's determination that it had not accounted for the embedded conversion option of the Convertible Secured Note and the Series I Convertible Preferred Stock entered into on April 12, 2005 as embedded derivatives. The Company has determined that the fair value of the embedded derivatives should be recorded as a liability, with any changes in the fair value of the embedded derivatives between reporting dates as a derivative loss or gain, as appropriate. The Company has also shown the effects of the reverse stock split effective August 29, 2005, and has also shown separately the effect of dividends accrued to preferred stockholders on loss per share, due to the reduced number of common shares outstanding. Subsequent to the reverse stock split, the effect of dividends accrued to preferred stockholders affected loss per share.

         This amended Form 10-Q/A does not attempt to modify or update any other disclosures set forth in the original Form 10-Q, except as required to reflect the effects of the restatement as described in Note B and H to the Financial Statements included in the amended Form 10-Q/A. Additionally, this amended Form 10-Q/A, except for the restatement information and the effects of the reverse stock split, speaks as of the filing date of the original Form 10-Q and does not update or discuss any other Company developments after the date of the original filing. All information contained in this amended Form 10-Q/A and the original Form 10-Q is subject to updating and supplementing as provided in the periodic reports that the Company has filed and will file after the original filing date with the Securities and Exchange Commission.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Table Summarizing Results of Restatement to June 30, 2005
                  Results.


         The information contained in this report is being furnished pursuant to
Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  November 28, 2005                   By:  /s/ James M. DeAngelis
                                                    -------------------------
                                                    James M. DeAngelis
                                                    Senior Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.
         -----------

            99.1 Table Summarizing Results of Restatement to June 30, 2005 Results of Commodore Applied Technologies, Inc. on form 10Q/A issued on November 23, 2005.